UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  October 22, 2004

                           Neighborhood Connections, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Nevada                   0-50344               16-1630142
   ----------------------------  ------------------------  --------------------
   (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                       Identification
                                                            Number)

                  6126 Falkirk Court, League City, Texas 77573
               ----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                  (281) 554-9560
                         ------------------------------
                          (Registrant's telephone number,
                               including area code)

                    6802 San Remo, Houston, Texas  77083
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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Section 8 ? Other Events
------------------------

Item 8.01 Other Events


Effective immediately, the Corporation's mailing address and business address have been changed from 6802 San Remo, Houston, Texas 77083 to 6126 Falkirk Court, League City, Texas 77573.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  October 25, 2004

                                           NEIGHBORHOOD CONNECTIONS, INC.

                                           By:  /s/ Ruth Selmon
                                           --------------------------------
                                                    Ruth Selmon
                                                    Chief Executive Officer

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